FEDERATED HIGH YIELD TRUST

Supplement to Prospectus and Statement of Additional Information dated April 30, 1998

At the March 23, 1999 shareholder meeting, shareholders approved the following changes:

1.       Elected nine Trustees.

2. Ratified the selection of the Trust's independent auditors.

3. Made changes to the Trust's fundamental investment policies:

     (a) Amended the Trust's fundamental investment policy regarding borrowing to read as follows:

         "The Trust may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

     (b) Made non-fundamental the Trust's fundamental investment policy requiring that it invest primarily in lower-rated fixed income securities.

4. Eliminated the Trust's fundamental investment policy prohibiting investment in oil, gas, and minerals.

5. Approved amendments and restatements of the Trust's Declaration of Trust:

(a) To require the approval of a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation; and

     (b) To permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.




                                                                  March 23, 1999

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Federated Investors
Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com
Cusip 314197104
G02547-03 (3/99)